Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Starwood Property Trust, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended March 31, 2011 (the “Report”), I, Stew Ward, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2011	/s/ STEW WARD
Stew Ward
Chief Financial Officer, Treasurer and Principal Financial Officer